Pursuant to Rule 497(e)
                                                      Registration No. 33-74470
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DAILY INCOME FUND                                   600 FIFTH AVENUE
                                                    NEW YORK, NY 10020
INSTITUTIONAL CLASS SHARES                          (212) 830-5345
INSTITUTIONAL SERVICE CLASS SHARES                  (800) 433-1918 (TOLL FREE)
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PROSPECTUS

    SUPPLEMENT DATED SEPTEMBER 27, 2007 TO THE PROSPECTUS DATED JULY 30, 2007

Effective as of the date hereof, on page 19, the third paragraph in the section entitled "Purchase of Fund Shares," is deleted in its entirety and is replaced with the following:

         "The minimum initial investment in the Fund for each Portfolio is $1,000,000 for the Institutional Class and $100,000 for the Institutional Service Class. The minimum amount for subsequent investments is $10,000 for the Institutional Class and $1,000 for the Institutional Service Class. In addition, the Fund may impose different minimum investment requirements for clients of certain financial intermediaries with which the Distributor has entered into an agreement. The Fund may waive any minimum purchase requirements."